                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2002


SUBADVISORY ARRANGEMENTS

     The following subadviser changes are effective November 25, 2002:


----------------------------------------------------------------------------------------------------------------------
Portfolio                                 Current Subadviser                      Proposed New Subadviser
----------------------------------------------------------------------------------------------------------------------
Real Estate Securities Trust              Cohen & Steers Management, Inc          Deutsche Asset Management, Inc.
                                                                                  ("DeAM")
----------------------------------------------------------------------------------------------------------------------


     In connection with this subadviser change, the following changes are effective November 25, 2002:

     REAL ESTATE SECURITIES TRUST

New Advisory Fee: The advisory fee for the Real Estate Securities Trust has been lowered from .65% to .60%.

New Investment Policies:

     The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

     A company is considered to be a real estate company if, in the opinion of DeAM, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the portfolio are attributed to the ownership, construction, management or sale of real estate.

     DeAM looks for real estate securities it believes will provide superior returns to the portfolio, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

     To find these issuers, DeAM tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the portfolio may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers DeAM believes will be the most profitable to the portfolio. DeAM also considers the effect of the real estate securities markets in general when making investment decisions. DeAM does not attempt to time the market.

     Description of REITs. A REIT invest primarily in income-producing real estate or makes loans to persons involved in the real estate industry.


     Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

     If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

     The portfolio may realize some short-term gains or losses if DeAM chooses to sell a security because it believes that one or more of the following is true:

          - A security is not fulfilling its investment purpose;
          - A security has reached its optimum valuation; or
          - A particular company or general economic conditions have changed.

Based on its recent practices, DeAM expects that the portfolio's assets will be invested primarily in equity REITs. In changing market conditions, the portfolio may invest in other types of REITs.

     Other Investments. When DeAM believes that it is prudent, the portfolio may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts, can help the portfolio's cash assets remain liquid while performing more like stocks.)

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Real Estate Securities Trust may place all or a portion of its assets in liquid, high grade fixed income securities such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, governments securities and repurchase agreements. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

New Portfolio Manager:

     The following persons are responsible for the day-to-day management of the portfolio's investments:

         KAREN J. KNUDSON.  Principal, Deutsche Asset Management

     - Joined the investment advisor in 1995.
     - More than 20 years of investment industry experience.
     - MBA, University of California at Berkeley

     JOHN F. ROBERTSON. Vice President, Deutsche Asset Management


     - Joined the investment advisor in 1996.
     - Prior to 1996, Assistant Vice President for Lincoln Investment Management responsible for REIT research
     - Charter Financial Analyst

     JOHN W. VOJTICEK. Vice President, Deutsche Asset Management

     - Joined the investment advisor in 1996.
     - Over six years of investment experience

     MARK D. ZEISLOFT.  Vice President, Deutsche Asset Management

     - Joined the investment advisor in 1996.
     - Over twelve years of investment experience
     - MBA, University of Chicago


INFORMATION REGARDING DEUTSCHE ASSET MANAGEMENT, INC.

     Deutsche Asset Management, Inc. ("DeAM") , located at 280 Park Avenue, New York, New York 10017, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

     DeAM provides a full range of investment advisory services to retail and institutional clients and as of September 30, 2002 had total assets under management of approximately $97 billion.


MIT.Supp.11-25-02

                THE DATE OF THIS SUPPLEMENT IS NOVEMBER 25, 2002







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